UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2007.
AMERICAN RAILCAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51728 (Commission File Number)	43-1481791 (IRS Employer Identification No.)

100 Clark Street
St. Charles, Missouri	63301
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (636) 940-6000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition
On August 13, 2007, American Railcar Industries, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.
Limitation on Incorporation by Reference. The information contained in Exhibit 99.1 is being furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.
Item 9.01          Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
Exhibit 99.1	Press release dated August 13, 2007 of American Railcar Industries, Inc., announcing its financial results for the quarter ended June 30, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 13, 2007	American Railcar Industries, Inc.
	By:	/s/ William P. Benac
		Name:	William P. Benac
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press release dated August 13, 2007 of American Railcar Industries, Inc., announcing its financial results for the quarter ended June 30, 2007.